UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2023

American Virtual Cloud Technologies, Inc.
(Exact Name of registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1720 Peachtree Street, Suite 629
Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 239-2863

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCTQ	N/A
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCWQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously disclosed, on January 11, 2023, American Virtual Cloud Technologies, Inc. (the “Company”) and two of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court”, and such cases, the “Cases”). Also as previously disclosed, on March 24, 2023, the Company and its subsidiaries (collectively, the “Sellers”) completed a sale of substantially all of their assets conducted under Section 363 of the Bankruptcy Code pursuant to that certain amended and restated Asset Purchase Agreement, entered into on March 10, 2023, with Skyvera, LLC.

On April 5, 2023, the Debtors filed a proposed Combined Disclosure Statement and Chapter 11 Plan of Liquidation dated April 5, 2023 (as amended and filed on April 6, 2023, the “Combined Disclosure Statement and Plan”) describing the anticipated plan of liquidation and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Cases. On April 6, 2023, the Court entered an order (a) conditionally approving the Combined Disclosure Statement and Plan for solicitation purposes only, (b) establishing procedures for solicitation and tabulation of votes to accept or reject the Combined Disclosure Statement and Plan, (c) approving the form of ballot and solicitation materials, (d) establishing a voting record date, (e) fixing the date, time and place for the hearing to approve the Combined Disclosure Statement and Plan and deadline for filing objections thereto, and (f) approving the related notice provisions The Combined Disclosure Statement and Plan provides that the holders of equity interests in the Company will receive no recovery and that the Debtors will be dissolved under applicable law as soon as practicable following the closing of the Cases.

Information contained in the Combined Disclosure Statement and Plan is proposed and pending confirmation of the Combined Disclosure Statement and Plan by the Court, is subject to change, whether as a result of amendments or supplements, third-party actions, or otherwise, and should not be relied upon by any party. A copy of the Combined Disclosure Statement and Plan is furnished as Exhibit 99.1 and is incorporated herein by reference. The above description of the Combined Disclosure Statement and Plan is a summary only and is qualified in its entirety by reference to the full text of the Combined Disclosure Statement and Plan.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Combined Disclosure Statement and Plan. Any solicitation process will be made pursuant to and in accordance with the proposed Combined Disclosure Statement and Plan and applicable law, including orders of the Court conditionally approving the use of such for solicitation purposes.

Cautionary Information Regarding Trading in the Company’s Securities

Holders of the Company’s equity securities will likely be entitled to no recovery on their investment following the Cases, and recoveries to other stakeholders cannot be determined at this time. The Company cautions that trading in the Company’s securities given the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This document includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Chapter 11 process and the Cases. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in the Company’s ability to meet its financial obligations during the Chapter 11 process; the outcome and timing of the Chapter 11 process; possible proceedings that may be brought by third parties in connection with the Chapter 11 process; the timing or amount of any distributions, if any, to the Company’s stakeholders; and those factors discussed in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2023 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this document. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1*	Debtors’ Combined Disclosure Statement and Chapter 11 Plan of Liquidation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Adrian Foltz
Name:	Adrian Foltz
Title:	Chief Financial Officer

Date: April 11, 2023

3